Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        By: /s/ James C. McGill
                                            ------------------------------------
                                            Name:  James C. McGill
                                            Title: President and Chief Executive
                                            Officer


                                        By: /s/ A. Christine Baker
                                            ------------------------------------
                                            Name:  A. Christine Baker
                                            Title: Chief Financial Officer,
                                            Secretary and Treasurer

Date: February 11, 2005